UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 12, 2006

BPK RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	27339 (Commission File Number)	88-0426887 (IRS Employer Identification Number)

106 Lakeside Avenue

P.O. Box 210

Delano, PA 18220

(Address of principal executive offices) (Zip Code)

(570) 467-2222

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On July 12, 2006, BPK Resources, Inc. (“BPK”), who is the registrant, and its recently acquired Graphite Technology Group, Inc. subsidiary (“Graphite,” and together with BPK, the “Issuers”) entered into a Note and Warrant Purchase Agreement (the “Purchase Agreement”) with a single institutional investor (the "Investor") in a private placement transaction providing for, among other things, Graphite to issue an exchangeable note, guaranteed by BPK, and BPK to issue a warrant for aggregate gross proceeds of $4.5 million. The agreements include, without limitation, a Note and Warrant Purchase Agreement, a 9% Guaranteed Exchangeable Note (the “Exchangeable Note”), a Warrant to Purchase BPK Common Stock (the “Warrant”) and a Registration Rights Agreement (the “Rights Agreement”), each dated July 12, 2006. The following summarizes selected terms of the agreements, is not complete, and is qualified in its entirety by reference to the full text of those agreements, each of which are attached as an exhibit to this Current Report on Form 8-K. Readers should review those agreements for a complete understanding of the terms and conditions associated with this financing.

The Note and Warrant Purchase Agreement

The Purchase Agreement provides for the purchase by the Investor of the Exchangeable Note in the aggregate principal amount of $4.5 million and Warrants to purchase 9,782,609 fully paid non-assessable shares of BPK’s common stock. The transaction was funded by the Investor on July 13, 2006. The Purchase Agreement contains representations and warranties of the Issuers and the Investors which are typical for transactions of this type. The representations and warranties made by the Issuers in the Purchase Agreement are qualified by reference to certain exceptions contained in disclosure schedules delivered to the Investor. Accordingly, the representations and warranties contained in the Purchase Agreement should not be considered complete or unqualified by parties who have not reviewed those disclosure schedules.

The Purchase Agreement also obligates the Issuers to indemnify the Investors and other holders of the securities issued to them for certain losses resulting from (1) any misrepresentation or breach of any representation or warranty made by the Issuers, (2) any breach of any obligation of the Issuers, and (3) certain third party claims.

The Exchangeable Note

The Exchangeable Note has an aggregate principal amount of $4.5 million and any portion of the outstanding and unpaid principal amount is exchangeable at the holder’s option for shares of the BPK’s Common Stock (at an exchange price of $0.23 per share, subject to adjustments stated in the Exchangeable Note). The Exchangeable Note has a maturity date on January 12, 2010 and bears interest at the rate of 9.00% per annum, which increases to 15% upon the occurrence of an event of default defined in the Exchangeable Note.

Repayment of Principal

The principal amount of the Exchangeable Note is due in two installments of $1,125,000 on January 12, 2009 and July 12, 2009 and the balance is due on the maturity date.

Exchange Rights

The Exchangeable Note is exchangeable at the option of the holder for shares of BPK’s Common Stock at an initial exchange price of $0.23 per share, subject to anti-dilution adjustments (the “Exchange Price,” and with reference to the number of shares of BPK Common Stock issuable per $1.00 of principal at the current Exchange Price, the “Exchange Rate”). The anti-dilution adjustments include a "full ratchet" adjustment which reduces the Exchange Price to any lower price at which BPK issues any Common Stock, or is obligated to issue Common Stock pursuant to options, warrants, or convertible securities in the future, except for the issuance of certain excluded securities.

BPK may require the holders, pro rata, to exchange a portion of the outstanding principal of the Exchangeable Note (calculated as 25% of the dollar trading volume of the BPK’s Common Stock for the 30 consecutive trading days, preceding a required notice of the exercise of such right), into fully paid, validly issued and nonassessable shares of BPK Common Stock at the Exchange Rate as of the date specified in BPK’s notice, if at any time, (i) the Weighted Average Price of shares of BPK Common Stock for the 30 consecutive Trading Days preceding the notice equals or exceeds 175% of the Exchange Price, from the date the Exchangeable Note was issued until July 12, 2007 and 250% of the Exchange Price from July 13, 2007 until the maturity of the Exchangeable Note ( each subject to appropriate adjustments for stock splits, stock dividends, stock combinations and other similar transactions after the Exchangeable Note is issued) and (ii) all of the Equity Conditions, described below have been satisfied (or waived in writing by the holders).

The Equity Conditions which must be satisfied as of the date of determination include (i) on each day during the period 30 days prior to and including the applicable date of determination (the “Equity Conditions Measuring Period”), either (x) a Registration Statement shall have been filed pursuant to the Registration Rights Agreement and is effective and available for the resale of the shares of BPK Common Stock to be delivered, in accordance with the terms of the Registration Rights Agreement and there shall not have been any Grace Periods (as defined in the Registration Rights Agreement) or (y) all shares of BPK Common Stock issuable upon exchange of the Exchangeable Note and exercise of the Warrant shall be eligible for sale without restriction and without the need for registration under any applicable federal or state securities laws; (ii) on each day during the Equity Conditions Measuring Period, BPK Common Stock is designated for quotation on the OTCBB and shall not have been suspended from trading (other than suspensions of not more than two days and occurring prior to the applicable date of determination due to business announcements by the BPK on a consolidated basis) nor shall delisting or suspension by OTCBB been pending or threatened either (A) in writing or (B) by falling below the then effective minimum listing maintenance requirements of the OTCBB; (iii) during the one year period ending on and including the date immediately preceding the applicable date of determination, BPK delivered shares of Common Stock upon exchange of the Exchangeable Note and upon exercise of the Warrant to the Holder on a timely basis as defined in each of the Exchangeable Note and the Warrant; (iv) the shares of Common Stock to be issued in connection with such Mandatory Exchange may be issued without causing the holder to exceed beneficial ownership of more than 4.9% of BPK’s outstanding Common Stock and violating the rules or regulations of the OTCBB; (v) the Issuers not have failed to timely make any payments within five Business Days of when such payment is due pursuant to any of the agreements executed in connection with the original issuance of the Exchangeable Note and (vi) during the Equity Conditions Measuring Period, there shall not have occurred (A) the public announcement of a pending, proposed or intended material acquisition, merger or sale of substantially all of BPK’s assets which has not been abandoned, terminated or consummated, or (B) a Default or an Event of Default (as defined in the Exchangeable Note); (vii) BPK shall have no knowledge of any fact that would cause (x) the Registration Statements required pursuant to the Registration Rights Agreement not to be effective and available for the resale of all remaining Registrable Securities in accordance with the terms of the Registration Rights Agreement or (y) any shares of Common Stock issuable upon exchange of the Exchangeable Note and shares of Common Stock issuable upon exercise of the Warrant not to be eligible for sale without restriction pursuant to Rule 144(k) of the Securities Act of 1933, as amended, and any applicable state securities laws; and (viii) Graphite otherwise shall have been in material compliance with and shall not have materially breached any provision, covenant, representation or warranty of any the agreements executed in connection with the original issuance of the Exchangeable Note.

 Payment of Interest

Interest on the principal balance outstanding on the Exchangeable Note accrues from July 13, 2006, and is payable in arrears quarterly on January 1, April 1, July 1 and October 1, commencing October 1, 2006. At the option of the Issuers, interest may be paid by the issuance of BPK Common Stock, if, and only if, (i) the Company delivers notice of such election to the holders of the Exchangeable Notes on or prior to the tenth trading day preceding the date that interest is due , (ii) the Weighted Average Price of BPK Common Stock for the three months preceding the applicable date an interest payment is due equals or exceeds $0.275 (subject to adjustment) and (iii) during the period commencing on the date notice is given and the interest is due, all of the Equity Conditions have been satisfied. The number of shares issuable to pay interest in this manner will be determined by dividing the interest payment due by $0.22 (subject to adjustment).

Participation Rights

The holders of the Exchangeable Note are entitled to participate in any pro rata offering by BPK of its securities made to the holders of BPK's Common Stock on an as if converted basis.

Covenants

The Exchangeable Note contains a variety of covenants on the part of the Issuers which are typical for transactions of this type, as well as the following covenants:

•

the obligation of BPK to reserve a number of shares of BPK common Stock equal to the number of shares of BPK Common Stock  issuable upon conversion of the Exchangeable Notes and exercise of the Warrants.

•

the obligation of BPK to reserve a number of shares of BPK common Stock equal to the number of shares of BPK Common Stock  issuable upon conversion of the Exchangeable Notes and exercise of the Warrants.

•

the obligation to not incur other Indebtedness (as defined in the Exchangeable Note) that would cause the Issuers to fail to comply with consolidated leverage and interest coverage ratios set forth in the Exchangeable Notes, except for certain purchase money indebtedness.

•	the obligation not to incur, or permit the Issuers or their respective subsidiaries to, incur liens, except for certain permitted liens.
•

the obligation to not, and to not permit the Issuers and their respective subsidiaries to, (1) pay dividends or make distributions on equity securities, (2) redeem equity securities, or (3) pay any Indebtedness, except for the payment of interest or principal at its stated maturity.

•

the obligation to not dispose of any equity interest in BPK’s subsidiaries and to not, and to not permit its subsidiaries to, dispose of any assets, other than dispositions in the ordinary course of business consistent with past practice, unless BPK or its subsidiary receives consideration at lest equal to the fair market value of the assets or equity interests disposed of and at least 85% of the consideration is in the form of cash. The holders of the Exchangeable Notes may require the Company to redeem the Exchangeable Notes with such proceeds.

•	phased limitations on BPK and its subsidiaries making capital expenditures or acquisitions without the consent of the holders of the Exchangeable Notes.
•

the obligation to not dispose of any equity interest in BPK’s subsidiaries and to not, and to not permit its subsidiaries to, dispose of any assets, other than dispositions in the ordinary course of business consistent with past practice, unless BPK or its subsidiary receives consideration at lest equal to the fair market value of the assets or equity interests disposed of and at least 85% of the consideration is in the form of cash. The holders of the Exchangeable Notes may require the Company to redeem the Exchangeable Notes with such proceeds.

Events of Default

The Exchangeable Note contains a variety of events of default which are typical for transactions of this type. After the occurrence of an event of default, the holders of the Exchangeable Notes have the right to require BPK to redeem the Exchangeable Note and pay penalties.

Fundamental Transactions

In the event of certain Fundamental Transactions (as defined in the Exchangeable Note) involving a change of control, the successor entity must assume in writing all of the obligations of BPK under the Exchangeable Note. In addition, the holders of the Exchangeable Note have the right to require that written agreements be entered into to exchange the Exchangeable Note for a security of the successor entity, evidenced by a written instrument substantially similar in form and substance to the Exchangeable Note, including, without limitation, having a principal amount and interest rate equal to the principal amount and the interest rate of the Exchangeable Note held by such holder and having similar ranking.

Subordination

The Exchangeable Note contains a provision which subordinates all obligations of Graphite to BPK to the debt represented by the Exchangeable Notes.

Warrants

The Warrants entitle the holders thereof to purchase up to an aggregate of 9,782,609 shares of BPK Common Stock for a period of five years, at an exercise price of $0.34 per share. The exercise price of the Warrants and the number of shares issuable upon exercise of the Warrants are subject to anti-dilution adjustments. The anti-dilution adjustments include a "full ratchet" adjustment which reduces the conversion price to any lower price at which BPK issues any Common Stock, or is obligated to issue Common Stock pursuant to options, warrants, or convertible securities in the future, except for the issuance of certain excluded securities. Upon adjustment of the exercise price of the Warrants, the number of shares issuable upon exercise of the Warrants will be proportionately increased.

Upon the occurrence of a Fundamental Transaction (as defined in the Warrants) involving a change of control, the holders of the Warrants will have the right, among others, to have the Warrant repurchased for a purchase price in cash equal to the Black Scholes Value (as calculated pursuant to the Warrants) of the then unexercised portion of the Warrants.

Registration Rights Agreement

The Registration Rights Agreement requires BPK to file a registration statement for the resale of a number of shares of Common Stock equal to the number of shares issuable upon conversion of the Exchangeable Note, the warrant shares issued or issuable upon exercise of the warrant, the interest shares and any share capital of BPK issued or issuable with respect to the Exchange Shares, the Interest Shares, the Note, the Warrant Shares or the Warrant as a result of any share split, share dividend, recapitalization, exchange or similar event. The registration statement must be filed by BPK within 90 days of demand and declared effective by the Commission within 30 days of the filing, subject to certain exceptions, and must remain effective and available for use until earlier of the date the Investors can sell all of the securities covered by the registration statement without restriction pursuant to Commission Rule 144(k) and the date all of such securities have been sold pursuant to the registration statement. If BPK fails to meet the deadlines for the filing or the effectiveness of the registration statement or, subject to certain "grace periods" periods of up to 20 consecutive days (but no more than 30 days in any 365-day period), if the registration is unavailable after it becomes effective, the Company is required to pay liquidated damages of two percent of the aggregate purchase price of such Investor’s registrable securities included in such registration statement. The Registration Rights Agreement provides for customary indemnification for BPK and the Investors.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

BPK incurred the indebtedness described in Item 1.01 of this Current Report on Form 8-K, upon the terms and conditions described therein.

Item 3.02	Unregistered Sales of Equity Securities

On July 12, 2006, BPK issued the Exchangeable Note and Warrants described in Item 1.01 of this Current Report on Form 8-K. An Exchangeable Note in the principal amount of $4.5 million was issued to the Investor. The Exchangeable Note is convertible into shares, the amount of which is determined by dividing the Exchange Amount (as such term is defined in the Exchangeable Note) by the Exchange Price, $0.23., subject to anti-dilution adjustments. Warrants to purchase up to 9,782,609 shares of the Company's Common Stock were issued for a period of five years at an exercise price of $0.34 per share, subject to anti-dilution adjustments.

The Exchangeable Note and Warrants were issued to an institutional accredited investor in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") and Rule 506 promulgated by the Commission thereunder.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 11, 2006 the board of directors of BPK adopted an amendment to the company’s by-laws which has the effect of exempting the holders of the Exchangeable Notes and Warrants from future compliance with the provisions of Nevada law. In the absence of this amendment, the provisions of NRS 78.378 to NRS 78.3793 could deny such holders the right to vote shares of BPK’s Common Stock acquired upon the conversion of the Exchangeable Notes or exercise of the Warrants. The amendment added a new article to the by-laws which is filed as an exhibit to this Current Report on Form 8-K.

Item 8.01	Other Events

On July 17, 2006, the Company issued a press release announcing the completion of the sale of the Exchangeable Note and the Warrants. A copy of that press release is filed as an exhibit to this Current Report on Form 8-K pursuant to Securities Act Rule 135c.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
Exhibit No.	Description
3.1	Amendment dated July 12, 2006 to By-laws of BPK Resources, Inc.
4.1	Exchangeable Note dated July 12, 2006
4.2	Warrant dated July 12, 2006
99.1	Note and Warrant Purchase Agreement dated July 12, 2006
99.2	Registration Rights Agreement dated July 12, 2006
99.3	Press Release dated July 17, 2006

.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BPK RESOURCES, INC.
Date: July 17, 2006	By: /s/JamesE.Olive James E. Olive, CEO